Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund

                      Supplement dated May 1, 2001 to the
           Statement of Additional Information dated February 1, 2001

The following revisions are effective on May 1, 2001:

The name "CDC IXIS Asset Management Distributors, L.P." replaces all references to "CDC IXIS Distributors, L.P.". "CDC Kobrick Investment Trust" is the new name for, and replaces all reference to, "Nvest Kobrick Investment Trust."

                                                                      SP132-0501


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                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund


   Supplement dated May 1, 2001 to the Prospectus for Classes A, B and C and the
        Prospectus for Classes A and Y, each dated February 1, 2001

The following revisions are effective on May 1, 2001:

Frederick R. Kobrick replaces Michael E. Nance as portfolio manager for Kobrick Growth Fund. Mr. Kobrick served as the portfolio manager for the Kobrick Growth from its inception on September 1, 1998 to June 30, 1999. Additional information about Mr. Kobrick's experience is provided in the section entitled "Meet the Funds' Portfolio Managers" in the prospectuses.

The name "CDC IXIS Asset Management Distributors, L.P." replaces all references to "CDC IXIS Distributors, L.P." located in the section entitled "Meet the Funds' Investment Adviser" and the back cover of the prospectuses.




                                                                      SP134-0501